Summary Prospectus August 1, 2010 American Century Investments® Government Bond Fund
Investor Class: CPTNX Institutional Class: ABTIX	A Class: ABTAX C Class: ABTCX	R Class: ABTRX

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund online at the web addresses listed below. You can also get this information at no cost by calling or sending an email request. The fund’s prospectus and other information are also available from financial intermediaries (such as banks and broker-dealers) through which shares of the fund may be purchased or sold.

Retail Investors americancentury.com/funds/fund_reports.jsp 1-800-345-2021 or 816-531-5575 prospectus@americancentury.com	Financial Professionals americancentury.com/ipro/funds/fund_reports_mf.jsp 1-800-345-6488 advisor_prospectus@americancentury.com

This summary prospectus incorporates by reference the fund’s prospectus and statement of additional information (SAI), each dated August 1, 2010 (as supplemented at the time you receive this summary prospectus), as well as the Report of Independent Registered Public Accounting Firm and the financial statements included in the fund’s annual report to shareholders, dated March 31, 2010. The fund's SAI and annual report may be obtained, free of charge, in the same manner as the prospectus.

Investment Objective

The fund seeks high current income.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in American Century Investments funds. More information about these and other discounts, as well as variations in charges that may apply to purchases of $1 million or more, is available from your financial professional and in Calculation of Sales Charges on page 31 of the fund’s prospectus and Sales Charges on page 49 of the statement of additional information.

Shareholder Fees (fees paid directly from your investment)
	Investor	Institutional	A	C	R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	4.50%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original offering price or redemption proceeds)	None	None	None	1.00%	None
Maximum Annual Account Maintenance Fee (waived if eligible investments total at least $10,000)	$25	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Investor	Institutional	A	C	R
Management Fee	0.48%	0.28%	0.48%	0.48%	0.48%
Distribution and Service (12b-1) Fees	None	None	0.25%	1.00%	0.50%
Other Expenses	0.00%	0.00%	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses	0.48%	0.28%	0.73%	1.48%	0.98%

Example

The example below is intended to help you compare the costs of investing in the fund with the costs of investing in other mutual funds. The example assumes that youinvest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that you earn a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Investor Class	$49	$154	$269	$604
Institutional Class	$29	$90	$158	$356
A Class	$521	$673	$838	$1,316
C Class	$151	$469	$809	$1,767
R Class	$100	$313	$542	$1,201

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 124% of the average value of its portfolio.

Principal Investments, Principal Risks and Performance

Under normal market conditions, the fund invests at least 80% of its assets in U.S. government debt securities, including U.S. Treasury securities and other securities issued or guaranteed by the U.S. government and its agencies and instrumentalities.

Securities issued or guaranteed by the U.S. Treasury and certain U.S. government agencies or instrumentalities, such as the Government National Mortgage Association (Ginnie Mae), are supported by the full faith and credit of the U.S. government. Securities issued or guaranteed by other U.S. government agencies or instrumentalities, such as the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac), and the Federal Home Loan Bank are not guaranteed by the U.S. Treasury or supported by the full faith and credit of the U.S. government. However, these agencies or instrumentalities are authorized to borrow from the U.S. Treasury to meet their obligations. In general, securities issued by non-U.S. government entities such as corporations are backed only by the credit of the issuer.

To generate additional income, the fund may purchase securities, including mortgage dollar rolls, in advance through when-issued and forward commitment transactions. The fund may commit up to 35% of its total assets to such transactions. The fund also may invest in derivative instruments or in mortgage- or asset-backed securities, provided that such investments are in keeping with the fund’s investment objective.

When determining whether to sell a security, the portfolio managers consider, among other things, current and anticipated changes in interest rates, current valuation relative to alternatives in the market, general market conditions and any other factors deemed relevant by the portfolio managers.

The principal risks of investing in the fund include:

–
Interest Rate Risk—Generally, when interest rates rise, the fund’s share value will decline. The opposite is true when interest rates decline. Funds with longer weighted average maturities are more sensitive to interest rate changes.

–
Prepayment Risk—The fund may invest in debt securities backed by mortgages or other assets. If these underlying assets are prepaid, the fund may benefit less from declining interest rates than funds that have similar weighted average maturities.

–
Derivatives Risk—The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional instruments. Derivatives are subject to a number of risks including, liquidity, interest rate, market, credit and correlation risk.

–
Principal Loss—The fund’s share value will fluctuate. As a result, it is possible to lose money by investing in the fund. In general, funds that have a higher potential gain have a higher potential loss.

An investment in the fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Annual Total Returns

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Investor Class shares. The table shows how the fund’s average annual returns for the periods shown compared with those of a broad measure of market performance. Because the Institutional Class does not have investment performance for a full calendar year, it is not included. Performance information prior to September 3, 2002, is that of the American Century Treasury Fund, all of the net assets of which were acquired by Government Bond pursuant to a plan of reorganization approved by Treasury shareholders on August 2, 2002. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. For current performance information, including yields, please visit americancentury.com.

Sales charges and account fees, if applicable, are not reflected in the bar chart. If those charges were included, returns would be less than those shown.

Highest Performance Quarter
(3Q 2002): 6.32%

Lowest Performance Quarter
(2Q 2004): -2.44%

As of June 30, 2010, the most recent
calendar quarter end, the fund's
Investor Class year-to-date return
was 5.07%.

For the calendar year ended December 31, 2009	1 year	5 years	10 years
Investor Class Return Before Taxes	3.01%	5.31%	6.08%
Return After Taxes on Distributions	1.38%	3.69%	4.29%
Return After Taxes on Distributions and Sale of Fund Shares	2.03%	3.59%	4.18%
A Class(1) Return Before Taxes	-1.90%	4.09%	5.33%
C Class(2) Return Before Taxes	2.01%	4.28%	5.03%
R Class(2) Return Before Taxes	2.46%	4.79%	5.55%
Barclays Capital U.S. Government/MBS Index(3) (reflects no deduction for fees, expenses or taxes)	1.96%	5.32%	6.31%
Citigroup Treasury/Mortgage Index (reflects no deduction for fees, expenses or taxes)	1.71%	5.38%	6.34%

1	Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been restated to reflect this charge.

2
Historical performance for the C and R Classes prior to their inception is based on the performance of Investor Class shares. C and R Class performance has been adjusted to reflect differences in sales charges, if applicable, and expenses between classes.

3
In January 2010, the fund's benchmark changed from the Citigroup Treasury/Mortgage Index to the Barclays Capital U.S. Government/MBS Index. This reflects a change in the portfolio management analytics software used by American Century's fixed-income teams. The investment process is unchanged.

The after-tax returns are shown only for Investor Class shares. After-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

Portfolio Management

Investment Advisor

American Century Investment Management, Inc.

Portfolio Managers

Alejandro H. Aguilar, CFA, Vice President and Senior Portfolio Manager, has shared primary responsibility for management of the fund since 2006, and has served on teams managing fixed-income investments since joining the advisor in 2003.

Brian Howell, Vice President and Senior Portfolio Manager, has shared primary responsibility for management of the fund since 2006, and has served on teams managing fixed-income investments since joining the advisor in 1987.

James E. Platz, CFA, Vice President and Senior Portfolio Manager, has shared primary responsibility for management of the fund since 2007, and has served on teams managing fixed-income investments since joining the advisor in 2003.

Dan Shiffman, CFA, Vice President and Portfolio Manager, has shared primary responsibility for management of the fund since 2006, and has served on teams managing fixed-income investments since joining the advisor in 2004.

Robert V. Gahagan, Senior Vice President and Senior Portfolio Manager, has shared primary responsibility for management of the fund since 2002, and has served on teams managing fixed-income investments since joining the advisor in 1983.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the fund on any business day through our Web site at americancentury.com, by mail (American Century Investments, P.O. Box 419200, Kansas City, MO 64141-6200), or by telephone at 1-800-345-2021 (Investor Services Representative) or 1-800-345-3533 (Business, Not-For-Profit and Employer-Sponsored Retirement Plans). Shares may be purchased by electronic bank transfer, by check or by wire. You may receive redemption proceeds by electronic bank transfer or by check.

Unless otherwise specified below, the minimum initial investment amount to open an account is $2,500. Financial intermediaries may open an account with $250, but may require their clients to meet different investment minimums. Broker-dealer sponsored wrap program accounts, fee based accounts, and employer-sponsored retirement plan accounts (in classes other than Institutional Class) do not have a minimum purchase amount. The minimum initial investment amount for Coverdell Education Savings Accounts is $2,000 unless the account is opened through a financial intermediary.

The minimum initial investment amount for Institutional Class is generally $5 million ($3 million for endowments and foundations).

There is a $50 minimum for subsequent purchases, except there is no subsequent purchase minimum for financial intermediaries or employer-sponsored retirement plans. For the purposes of fund minimums, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs.

Tax Information

Fund distributions are generally taxable as ordinary income or capital gains, unless you are investing through a tax-deferred account such as a 401(k) or individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, plan sponsor or financial professional), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

CL-SUM-68403   1008